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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported)   March 6, 1997
                                                         -----------------------

                                Allwaste, Inc.
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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                 (State or other jurisdiction of incorporation)

      1-11016                                             74-2427167
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(Commission File Number)                       (IRS Employer Identification No.)


                 5151 San Felipe, Suite 1600, Houston, Texas 77056
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          (Address of principal executive offices)         (Zip Code)


         Registrant's telephone number, including area code  (713) 623-8777
                                                           ---------------------

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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On March 6, 1997, Allwaste, Inc. ("Allwaste") issued a press release announcing that it had entered into a definitive agreement (the "Agreement") with Philip Environmental Inc. ("Philip") for the merger of Philip/Atlas Merger Corp., an indirect wholly-owned subsidiary of Philip with and into Allwaste (the "Merger"), which, subject to stockholder approval, regulatory approvals and certain other conditions, will result in Allwaste becoming an indirect wholly-owned subsidiary of Philip. On the consummation of the proposed Merger, Allwaste stockholders will receive 0.611 shares of Philip common stock for each share of Allwaste common stock. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A copy of the Agreement is attached hereto as Exhibit 99.2 and incorporated herein by reference.

         DISCLOSURE REGARDING FORWARD LOOKING STATEMENTS. This Current Report on Form 8-K and the documents incorporated by reference herein (collectively, the "Report") contain "forward-looking statements" within the meaning of
Section 27A of the Securities Act of 1933, as amended (the "Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical fact included in this Report are forward-looking statements, including, without limitation: (a) the statement in the joint press release of Allwaste and Philip dated March 6, 1997 (the "Press Release") that the Merger will create the largest integrated resource recovery and industrial services company in North America; (b) the statement in the Press Release regarding the anticipated closing date of the Merger; (c) statements in the Press Release regarding achievement of operational synergies which are expected to be accretive to earnings during the first year following the consummation of the Merger; (d) statements regarding the management and governance of the combined company; (e) the statements by Allen Fracassi in the Press Release regarding the significant benefits of the Merger, specifically including the statements regarding the role of the combined company as the major consolidator in the industry; (f) the statements by Robert Chiste in the Press Release regarding the synergies to be achieved in the Merger; (g) the statement by Robert Chiste in the Press Release that the combined company will be the premier full-service provider to virtually all major industry sectors in North America; and (h) the statement by Robert Chiste in the Press Release regarding the value-added nature of the Merger for the stockholders of both Allwaste and Philip. Although Allwaste believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from Allwaste's expectations (the "Cautionary Statements") include: (i) the timing and receipt of necessary regulatory and other approvals and other closing conditions for the Merger; (ii) the ability of the combined company to achieve administrative cost savings, insurance and bonding cost reductions, lower interest expense and general economies of scale and generally to capitalize on the combined asset base and strategic position of the combined entity; and
(iii) the actual results of the combined company which may be influenced by, among other things, the level and nature of competition from other resource recovery and industrial services companies, the current regulatory environment and related costs, the availability of attractive acquisition candidates, successful integration of acquired businesses, availability of working capital, the ability to maintain margins and management of costs in a changing regulatory environment. All related or subsequent written and oral forward-looking statements attributable to Allwaste or persons acting on its behalf are expressly qualified in their entirety by the Cautionary Statements.


                              Page 2 of 3 Pages
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed herewith:

99.1 Joint press release of Philip Environmental Inc. and Allwaste, Inc. dated March 6, 1997.

99.2 Agreement and Plan of Merger dated March 5, 1997, by and among Philip Environmental Inc., Taro Aggregates Ltd., Philip/Atlas Merger Corp., and Allwaste, Inc.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ALLWASTE, INC.



                                    By: /s/ William L. Fiedler
                                      -------------------------------------
                                        William L. Fiedler,
                                        Vice President, General Counsel and
                                        Secretary




Date: April 4, 1997





                               Page 3 of 3 Pages
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                                 EXHIBIT INDEX

EXHIBIT NUMBER AND DESCRIPTION                                            PAGE


99.1 Joint press release of Philip Environmental Inc. and Allwaste, Inc. dated March 6, 1997.

99.2 Agreement and Plan of Merger dated March 5, 1997, by and among Philip Environmental Inc., Taro Aggregates Ltd., Philip/Atlas Merger Corp., and Allwaste, Inc.